Exhibit 10(b)


                        INDEMNIFICATION AGREEMENT


Preamble
--------

      This Indemnification Agreement (this "Agreement") is made as of this 27th day of September 27, 2005, by and between Sonoma National Bank, a national banking association (the "Association"), and Michael J. Wright ("Indemnitee").

Recitals
--------

    A. The Association and Indemnitee recognize the increasing difficulty in obtaining directors', officers', and agents' liability insurance, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance.

    B. The Association and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers and agents to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited and may not be available to the Association in the future.

    C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers and agents of the Association may not be willing to continue to serve as directors, officers and agents without additional protection.

    D. The Association desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers and agents of the Association and to indemnify its directors, officers and agents so as to provide them with the maximum protection permitted by law.


Agreement
---------

     Based upon the facts and premises contained in the above Recitals and in consideration of the mutual promises below, the Association and Indemnitee hereby agree as follows:

1.   Indemnification and Expense Advancement.
     ----------------------------------------

    (a)   Action, Etc., Other than by Right of the Association.
          -----------------------------------------------------
The Association shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Association to procure a judgment in its favor) by reason of the fact that Indemnitee is or was an Agent of the Association, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Association and, in the case of a criminal proceeding, has no reasonable cause to believe the conduct of Indemnitee was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Association or that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

    (b)   Action, Etc., By or in the Right of the Association.
          ----------------------------------------------------
The Association shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Association to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Association, against expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action if Indemnitee acted in good faith, in a manner Indemnitee believed to be in the best interests of the Association and its shareholders; except that no indemnification shall be made under this subparagraph (b) for any of the following:

       (i) In respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Association in the performance of Indemnitee's duty to the Association and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

      (ii) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

     (iii) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

    (c)   Determination of Right of Indemnification. Any indemnification
          ------------------------------------------
under subparagraphs (a) and (b) shall be made by the Association only if authorized in the specific case, upon a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth above in subparagraphs (a) and (b) by any of the following:

       (i) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

      (ii) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

     (iii) Approval of the shareholders by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders as provided in the Bylaws, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

      (iv) The court in which such proceeding is or was pending upon application made by the Association or its Agent or attorney or other person rendering services in connection with the defense, whether or not such application by the Agent, attorney or other person is opposed by the Association.

    (d)   Advances of Expenses. Expenses (including attorneys' fees)
          ---------------------
costs, and charges incurred in defending any proceeding shall be advanced by the Association prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount unless it shall be determined ultimately that Indemnitee is entitled to be indemnified as authorized in this Paragraph 1.

    (e)   Indemnification Against Expenses of successful Party.
          -----------------------------------------------------
Notwithstanding the other provisions of this paragraph 1, to the extent that Indemnitee has been successful on the merits in a defense of any proceeding, claim, issue or matter referred to in subparagraphs (a) and
(b), Indemnitee shall be indemnified against all expenses actually and reasonably incurred by Indemnitee in connection therewith.

    (f)   Right of Indemnitee to Indemnification Upon Application;
          --------------------------------------------------------
Procedure Upon Application. Any indemnification provided for in
---------------------------
subparagraphs (a), (b) or (e) shall be made no later than ninety (90) days after the Association is given notice of request by Indemnitee, provided that such request is made after final adjudication, dismissal, or settlement unless an appeal is filed, in which case the request is made after the appeal is resolved (hereafter referred to as "Final Disposition"). Upon such notice, if a quorum of directors who were not parties to the action, suit, or proceeding giving rise to indemnification is obtainable, the Association shall within two (2) weeks call a Board of Directors meeting to be held within four (4) weeks of such notice, to make a determination as to whether Indemnitee has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the Association shall retain (at the Association's expense) independent legal counsel chosen either jointly by the Association and Indemnitee or else by Association counsel within two (2) weeks to make such determination. If
(1) at such directors meeting such a quorum is not obtained or, if obtained, refuses to make such determination or (2) if such legal counsel is not so retained or, if retained, does not make such determination within four (4) weeks, then the Board of Directors shall cause a shareholders meeting to be held within four (4) weeks to make such a determination.
     If notice of a request for payment of a claim under any statute, under this Agreement, or under the Association's Articles of Association or Bylaws providing for indemnification or advance of expenses has been given to the Association by Indemnitee, and such claim is not paid in full by the Association within ninety (90) days of the later occurring of the giving of such notice and Final Disposition in case of indemnification and twenty (20) days of the giving of such notice in case of advance of expenses, Indemnitee may, but need not, at any time thereafter bring an action against the Association to receive the unpaid amount of the claim or the expense advance and, if successful, Indemnitee shall also be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its Final Disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Association to indemnify Indemnitee for the amount claimed, and Indemnitee shall be entitled to receive interim payment of expenses pursuant to Subparagraph (d) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. Neither the failure of the Association (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Association (including its Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

    (g)   Other Rights and Remedies. The indemnification provided by
          --------------------------
this Paragraph 1 shall not be deemed exclusive of, and shall not affect, any other rights to which an Indemnitee may be entitled under any law, the Association's Articles of Association, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee has ceased holding such office or acting in such official capacity and shall inure to the benefit of the heirs, executors, and administrators of Indemnitee.

    (h)   Insurance. The Association may purchase and maintain insurance
          ----------
on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Association would have the power to indemnify such person against such liability under the provisions of this Paragraph 1.

    (i)   Optional Means of Assuring Payment. Upon request by an
          -----------------------------------
Indemnitee certifying that Indemnitee has reasonable grounds to believe Indemnitee may be made a party to a proceeding for which Indemnitee may be entitled to be indemnified under this Paragraph 1, the Association may, but is not required to, create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

    (j)   Savings Clause. If this Paragraph 1 or any portion thereof
          ---------------
shall be invalidated on any ground by any court of competent jurisdiction, then the Association shall nevertheless indemnify Indemnitee as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Association, to the full extent permitted by any applicable portion of this Paragraph 1 that shall not have been invalidated, or by any other applicable law.

    (k)   Definition of Agent. For the purposes of this Paragraph 1,
          --------------------
"Agent" means any person who is or was a director, officer, employee or other agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification.

    (1)   Indemnification under Section 204(a) (11) of the California
          -----------------------------------------------------------
Corporations Code. Subject to the provisions of California Corporations
------------------
Code Section 204 (a) (11) and any other applicable law, notwithstanding any other provisions of these Paragraph 1, the following shall apply to the indemnification of Indemnitee:

       (i) The Association shall indemnify Indemnitee pursuant to this Subparagraph (l) if the Association would be required to indemnify Indemnitee pursuant to Subparagraphs (a) or (b) if in Subparagraphs (a) or (b) the phrase "in a manner Indemnitee reasonably believed to be in the best interests of the Association" is replaced with the phrase "in a manner Indemnitee did not believe to be contrary to the best interests of the Association". If pursuant to Subparagraphs
             (c) and (f) the person making the Subparagraph (a) and/or
             (b) conduct standard determination determines that such standard has not been satisfied, such person shall also determine whether this subparagraph (1) (i) conduct standard has been satisfied;

      (ii) There shall be a presumption that Indemnitee met the applicable standard of conduct required to be met in subparagraph (c) for indemnification, rebuttable by clear and convincing evidence to the contrary;

     (iii) The Association shall have the burden of proving that Indemnitee did not meet the applicable standard of conduct in subparagraph (c);

      (iv)   In addition to the methods provided for in Subparagraph
             (C), a determination that indemnification is proper in the circumstances because that Indemnitee met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending;

       (v) Unless otherwise agreed to in writing between an Indemnitee and the Association in any specific case, indemnification may be made under Subparagraph (b) for amounts paid in settling or otherwise disposing of a pending action without court approval.

2. Changes.
   --------

     In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, such changes shall be automatically, without further action of the parties, within the purview of Indemnitee's rights and Association's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder. In the event of an amendment to the Association's Bylaws which expands the right to indemnify a member of its board of directors or an officer, such change shall be automatically, without further action of the parties, within Indemnitee's rights and Association's obligations under this Agreement. In the event of any amendment to the Association's Bylaws which narrows such right of a California Corporation to indemnify a member of its board of directors or an officer, such change shall only apply to the indemnification of Indemnitee for acts committed, or lack of action, by Indemnitee after such amendment. The Association agrees to give Indemnitee prompt notice of amendments to the Association's Bylaws which concern indemnification.

3.  Nonexclusivity.
    ---------------

     The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Bank's Articles of Association, its Bylaws, any agreement, any vote of shareholders or disinterested Directors, the California Corporations Code, or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding such office (an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though he may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

4.  Partial Indemnification.
    ------------------------

     If Indemnitee is entitled under any provision of this Agreement to indemnification by the Association for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Association shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

5.  Mutual Acknowledgement.
    -----------------------

     Both the Association and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable law and prohibit the Association from indemnifying its directors and officers under this Agreement or otherwise. For example, the Association and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Association has undertaken or may be required in the future to undertake with the SEC to submit questions of indemnification to a court in certain circumstances for a determination of the Association's right under public policy to indemnify Indemnitee. Furthermore, Indemnitee and Association acknowledge that the extent of indemnification permissible under Section 204(a)(11) of the California Corporations Code has not been judicially determined; therefore, the enforceability of Indemnitee's rights under Subparagraph
(1) is uncertain.

6.  Severability.
    -------------

     Nothing in this Agreement is intended to require or shall be construed as requiring the Association to do or fail to do any act in violation of applicable law. The Association's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of the Agreement. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring Association to indemnify Indemnitee to the fullest extent permissible by law.

7.  Exceptions.
    -----------

     Any other provision herein to the contrary notwithstanding, the Association shall not be obligated pursuant to the terms of this
Agreement:

    (a)   Regulatory Agency Proceedings. To indemnify Indemnitee for
          ------------------------------
expenses, penalties or other payments incurred in an administrative proceeding or action instituted by a bank regulatory agency, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by the Indemnitee in the form of payments to the Association.

    (b)   Applicable Law.  To indemnify Indemnitee for expenses, penalties
          ---------------
or other payments, or for any other amounts, in violation of applicable banking laws or regulations including, but not limited to, Section 12 U.S.C. 1828(k) of the Federal Deposit Insurance Act, the regulations of the Federal Deposit Insurance Corporation thereunder, or the regulations of the Office of the Comptroller of the Currency, as now or hereafter in effect.

    (c)   Claims Initiated By Indemnitee. To indemnify or advance expenses
          -------------------------------
to Indemnitee with respect to proceedings or claims (except counter-- claims or cross--claims) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the California Corporations Code, but such indemnification or advancement of expenses may by provided by the Association in specific cases if the Board of Directors finds it to by appropriate; or

    (d)   Lack of Good Faith. To indemnify Indemnitee for any expenses
          -------------------
incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

    (e)   Insured Claims. To indemnify Indemnitee for expenses or
          ---------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Association; or

    (f)   Claims under section 16(b). To indemnify Indemnitee for expenses
          ---------------------------
or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

8.  Counterparts.
    -------------

     This Agreement may by executed in one or more counterparts, each of which shall constitute an original.

9.  Successors and Assigns.
    -----------------------

     This Agreement shall by binding upon the Association and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, and legal representatives and permitted assigns. Indemnitee may not assign this Agreement without the prior written consent of the Association.

10.  Attorneys' Fees.
     ----------------

     In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Association under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross--claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

11.  Notice.
     -------

     All notices, requests, demands and other communications under this Agreement shall by in writing and shall by deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown under Authorized signatures at the end of this Agreement, or as subsequently modified by written notice.

12.  Paragraph Headings.
     -------------------

     The Paragraph and subparagraph headings in this Agreement are solely for convenience and shall not by considered in its interpretation.

13.  Waiver.
     -------

     A waiver by either party of any term or condition of the agreement or any breach thereof, in any one instance, shall not by deemed or construed to by a waiver of such term or condition or of any subsequent breach thereof.

14.  Entire Agreement; Amendment.
     ----------------------------

     This instrument contains the entire integrated Agreement between the parties hereto and supersedes all prior negotiations, representations or agreements, whether written or oral except for the Association's Articles of Association and Bylaws. It may by amended only by a written instrument signed by a duly authorized officer of Association and by Indemnitee.

15.  Choice of Law and Forum.
     ------------------------

     Except for that body of law governing choice of law, this Agreement shall be governed by, and construed in accordance with internal laws of the State of California which govern transactions between California residents. The parties agree that any suit or proceeding in connection with, arising out of or relating to this Agreement shall by instituted only in a state court located in Sonoma County in the State of California to the fullest extent permissible or in a federal court located in San Francisco County in the State of California, and the parties, for the purpose of any such suit or proceeding, irrevocably agree and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding and agree that service of process may by effected in the same manner notice is given pursuant to section 11 above.


16.  Consideration.
     --------------

     Part of the consideration the Association is receiving from Indemnitee to enter into this Agreement is Indemnitee's agreement to serve or to continue to serve, as applicable, for the present as an Agent of the Association. Nothing in this Agreement shall preclude Indemnitee from resigning as an Agent of the Association nor the Association, by action of its shareholders, board of directors, or officers, as the case may by, from terminating Indemnitee's services as an Agent, as the case may by, with or without cause.

     Authorized signatures
     ---------------------

     In order to bind the parties to this Indemnification Agreement, their duly authorized representations have signed their names below on the dates indicated.

                         Sonoma National Bank
                         By  /s/ Deborah A. Meekins
                             ----------------------
                             801 Fourth 5treet
                             Santa Rosa, CA 95404

                         Date Executed:  September 27, 2005

AGREED TO AND ACCEPTED:
INDEMNITEE:

       /s/ Michael J. Wright
       ---------------------
Signature of Michael J. Wright

           434 Stonecrest Ct.
           Santa Rosa, CA 95404
                (address)

Date Executed: September 27, 2005